UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2023

(Date of earliest event reported)
Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive		300 Lakeside Drive
OAKLAND, California 94612		OAKLAND, California 94612
(Address of principal executive offices) (Zip Code)		(Address of principal executive offices) (Zip Code)
(415)	973-1000	(415)	973-7000
(Registrant’s telephone number, including area code)		(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2023, each of the boards of directors of PG&E Corporation and its subsidiary Pacific Gas and Electric Company (the “Utility”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

●
require any stockholder submitting a nomination provide the PG&E Corporation or the Utility, as applicable, with reasonable documentary evidence five business days prior to the meeting that the representations with respect to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., federal proxy rules regarding the use of “universal” proxy cards in contested director elections) required to be set forth in such stockholder’s nomination notice have been complied with;
●
require any stockholder soliciting proxies in accordance with the representations of Rule 14a-19 notify PG&E Corporation or the Utility, as applicable, of any change in such intent within two business days;
●
clarify how votes of stockholders are treated in the event PG&E Corporation or the Utility, as applicable, receives proxies for disqualified or withdrawn nominees for the Board;
●
limit the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting; and
●
require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also incorporate ministerial, clarifying, and conforming changes. The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2 hereto and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2023, PG&E Corporation and the “Utility” held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.
Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Cheryl F. Campbell	1,699,129,513	94,186,832	1,646,460	51,908,537
Kerry W. Cooper	1,760,557,125	32,696,379	1,709,301	51,908,537
Arno L. Harris	1,755,272,412	37,920,312	1,770,081	51,908,537
Carlos M. Hernandez	1,768,710,780	24,529,890	1,722,135	51,908,537
Michael R. Niggli	1,701,373,193	91,847,152	1,742,460	51,908,537
Benjamin F. Wilson	1,755,292,664	38,009,367	1,660,774	51,908,537

(1)
 A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.
Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	1,490,224,395
Against:	302,957,390
Abstain:	1,781,020
Broker Non-Vote(1)	51,908,537

(1)	See footnote 1 above.

This proposal was approved.

3.
Non-binding advisory vote on the frequency of the advisory vote to approve the company’s executive compensation (included as Proposal 3 in the proxy statement):

One year:	1,769,747,742
Two years:	470,277
Three years:	23,134,821
Abstain:	1,609,965
Broker Non-Vote(1)	51,908,537

(1)	See footnote 1 above.

Consistent with the results set forth above, shareholders approved, on a non-binding, advisory basis, a frequency of one year for the non-binding advisory vote on the compensation of PG&E Corporation’s named executive officers.  PG&E Corporation will continue to hold an advisory say on pay vote annually until the next shareholder vote on the frequency of future say on pay advisory votes.  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2023 (included as Proposal 4 in the proxy statement):

For:	1,811,222,582
Against:	33,975,433
Abstain:	1,673,327

This proposal was approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.  Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the proxy statement):

	For	Against	Abstain	Broker Non- Vote(1)
Cheryl F. Campbell	267,758,597	77,775	1,045,567	3,186,966
Kerry W. Cooper	267,750,575	83,150	1,048,214	3,186,966
Arno L. Harris	267,772,575	61,204	1,048,160	3,186,966
Carlos M. Hernandez	267,749,569	82,919	1,049,451	3,186,966
Michael R. Niggli	267,769,807	62,851	1,049,281	3,186,966
Sumeet Singh	267,767,220	67,858	1,046,861	3,186,966
Benjamin F. Wilson	267,765,520	68,793	1,047,626	3,186,966

(1)	See footnote 1 above.

Each director nominee named above was elected a director of the Utility.
2.
Non-binding advisory vote to approve the company’s executive compensation (included as Proposal 2 in the proxy statement):

For:	267,642,572
Against:	155,529
Abstain:	1,083,838
Broker Non-Vote(1)	3,186,966

(1)	See footnote 1 above.

This proposal was approved.

3.
Non-binding advisory vote on the frequency of the advisory vote to approve the company’s executive compensation (included as Proposal 3 in the proxy statement):

One year:	267,724,281
Two years:	38,830
Three years:	70,807
Abstain:	1,048,021
Broker Non-Vote(1)	3,186,966

(1)	See footnote 1 above.

Consistent with the results set forth above, shareholders approved, on a non-binding, advisory basis, a frequency of one year for the non-binding advisory vote on the compensation of the Utility’s named executive officers.  The Utility will continue to hold an advisory say on pay vote annually until the next shareholder vote on the frequency of future say on pay advisory votes.

4.
Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2023 (included as Proposal 3 in the proxy statement):

For:	270,737,652
Against:	82,208
Abstain:	1,249,045

This proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws of PG&E Corporation, Amended and Restated as of May 18, 2023
3.2	Bylaws of Pacific Gas and Electric Company, Amended and Restated as of May 18, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 22, 2023	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 22, 2023	By:	/s/ BRIAN M. WONG
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary